UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Schmitt Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SCHMITT INDUSTRIES, INC.

2765 N.W. NICOLAI STREET

PORTLAND, OREGON 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 2, 2015

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of SCHMITT INDUSTRIES, INC., an Oregon corporation (the “Company”), will be held on Friday, October 2, 2015 at 3:00 p.m., local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:

1.	Election of Directors. To elect two director nominees named in the attached Proxy Statement to serve three-year terms expiring in 2018;

2.	Approval of Executive Compensation. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement accompanying this Notice); and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 17, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

By Order of the Board of Directors

Wayne A. Case
Chairman of the Board of Directors

Portland, Oregon

August 25, 2015

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE, OR SUBMIT YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET IF THOSE OPTIONS ARE AVAILABLE TO YOU. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

YOUR VOTE IS IMPORTANT.

DEPENDING ON HOW YOUR SHARES ARE HELD THERE MAY BE THREE WAYS TO VOTE:

•	Sign, date and return your proxy card in the enclosed envelope as soon as possible, or
•	By internet, or
•	By telephone.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 2, 2015: The notice of annual meeting of shareholders, this proxy statement, and our annual report on Form 10-K are available at www.schmitt-ind.com.

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

(503) 227-7908

PROXY STATEMENT

for the

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 2, 2015

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Schmitt Industries, Inc., an Oregon corporation (the “Company” or “Schmitt”), as part of the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of Schmitt common stock (the “Common Stock”) for use at the Company’s Annual Meeting of Shareholders to be held on October 2, 2015, at 3:00 p.m. local time, at the Company’s offices located at 2765 N.W. Nicolai Street, Portland, Oregon 97210, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of Schmitt entitled to vote at the Annual Meeting on or about August 28, 2015.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1.	Election of Directors. To elect two directors to serve three-year terms expiring in 2018;

2.	Approval of Executive Compensation. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the paragraph immediately preceding the 2015 Summary Compensation Table below); and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

As of the date of this Proxy Statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on August 17, 2015 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 71 beneficial holders of the 2,995,910 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the outcome of any of the proposals to be voted upon.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR the election of the two nominees to the Board of Directors and (2) FOR the approval of the compensation paid to the Company’s Named Executive Officers. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210, or by attending the Annual Meeting and voting in person. However, a shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote in person unless such shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 2, 2015: The notice of annual meeting of shareholders, this proxy statement, and our annual report on Form 10-K are available at www.schmitt-ind.com.

ELECTION OF DIRECTORS

At the Annual Meeting, two Directors will be elected for three-year terms expiring in 2018. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Director of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as Director. However, if the persons nominated by the Board of Directors fail to stand for election or are unable to accept election, the number of Directors constituting the Board of Directors may be reduced prior to the Annual Meeting or the proxies may be voted for the election of such other persons as the Board of Directors may recommend.

Under the Company’s Articles of Incorporation and Restated Bylaws, the Directors are divided into three classes. The term of office of only one class of Directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for election of Directors.

Information as to Nominee and Continuing Directors

The following table sets forth the name of the Board of Directors’ nominees for election as Directors and those Directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person’s age, principal occupation or employment during the past five years, the periods during which he has served as a Director of Schmitt, the expiration of his term as a Director and the positions currently held with Schmitt.

Nominees:	Age	Director Since	Expiration of Current Term	Expiration of Term for which Nominated	Position Held with Schmitt
Wayne A. Case	75	1986	2015	2018	Chairman of the Board of Directors
Maynard E. Brown	68	1992	2015	2018	Director

Continuing Directors:
Michael J. Ellsworth	72	2006	2017	—	Director
James A. Fitzhenry	60	2009	2016	—	Director, President and Chief Executive Officer
David M. Hudson	63	2006	2016	—	Director

Nominees

Wayne A. Case has been Chairman of the Board since 1997. He was also the Chief Executive Officer of the Company from 1996 to 2012, President of the Company from 1986 through June 2009 and Managing Director of Schmitt Europe Ltd. from 1995 to 2009. Mr. Case brings a variety of skills and attributes to the Board of Directors, including experience in the areas of executive leadership, technology, finance, accounting, risk oversight, strategy and operations. Mr. Case holds a B.S. degree in Business and Economics from Linfield College and a M.B.A. degree from the University of Portland. He is married to Linda M. Case and is the father of David W. Case.

Maynard E. Brown, a director since 1992, resides in West Vancouver, Canada. He is a retired member of the Law Society of British Columbia. Mr. Brown has more than 25 years of direct experience in advising publicly held corporations in securities and related matters. In addition to his extensive legal experience involving public companies and corporate law matters, Mr. Brown adds considerable directorial service, including audit committee service, and experience in the areas of finance, accounting, risk oversight and strategy. He currently serves as a director for three publicly-traded companies in Canada, and is an audit committee member for two of those companies. Mr. Brown has a Bachelor of Law (LLB) degree from Dalhousie University in Halifax, Canada.

Continuing Directors

Michael J. Ellsworth was appointed as a director in April 2006. Mr. Ellsworth served as Chief Operating Officer and advisor to the Board for ADE Corporation, Westwood, Massachusetts, from 1993 to 1997. ADE is a semiconductor metrology and instrumentation company. After retirement from active management in 1997, he continued to serve as a Vice President and an advisor to the ADE Board until 2001. Mr. Ellsworth also served as President, CEO and Director of Electro Scientific Industries (NASDAQ: ESIO) from 1987 to 1992. Electro Scientific Industries is a microelectronics and semiconductor capital equipment corporation. He is presently Chairman of Motion Optics Corporation, a privately held semiconductor equipment company, and also works as a consultant to the semiconductor industry through his firm, Kinetic Technologies, Inc. where he serves as the company’s President. Mr. Ellsworth brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, technology, finance, accounting, risk oversight, strategy and operations. Mr. Ellsworth holds a B.S. degree in Engineering Science from the University of Portland, a M.S. degree in Mechanical Engineering from Northwestern University, and an M.B.A. from the University of Portland.

James A. Fitzhenry was appointed as a director in April 2009. He was promoted to Chief Executive Officer of the Company in October 2012 and has served as President of the Company since July 2009. Prior to that, Mr. Fitzhenry had been the Company’s Executive Vice President since June 2008. Before joining the Company, Mr. Fitzhenry was President of Capital Strategies Group, a firm specializing in federal government business development and government relations, which he founded in 2007. Prior to that time, Mr. Fitzhenry served for 15 years as a senior executive with FLIR Systems, Inc. (Nasdaq: FLIR). Mr. Fitzhenry brings a variety of skills and attributes to the Board of Directors, including experience in the areas of executive leadership, strategy, business development, risk oversight, finance and operations. Mr. Fitzhenry holds a B.A. degree from the University of Oregon, J.D. and M.B.A. degrees from Willamette University and is an alumnus of the Stanford Executive Institute and the Wharton School of Business Executive MBA Program.

David M. Hudson was appointed as a director in April 2006. He previously served as a director of the Company from 1996 to 2003. Mr. Hudson is a private business consultant and the managing member of Gemini Value Partners LLC. Mr. Hudson was the founder and President of Hudson Capital Management, which through a merger became the Crabbe Huson Group. In 1994, he co-founded Coldstream Capital Management, Inc. Mr. Hudson brings a variety of skills and attributes to the Board of Directors, including other directorial service and experience in the areas of executive leadership, finance, strategy and operations. Mr. Hudson holds a B.S. degree in Mathematics from the University of Oregon.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the election of its nominees for Director. If a quorum is present, the Company’s Restated Bylaws provide that Directors are elected by a plurality of the votes cast by the shares entitled to vote.

CORPORATE GOVERNANCE AND RELATED MATTERS

Shareholder Communications with the Board of Directors

Any shareholder may contact the Board of Directors in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.

Our Corporate Secretary has undertaken to forward all written shareholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee. Comments or questions regarding other corporate governance matters will be referred to the appropriate Committee.

Board Leadership Structure and Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The Chairman of the Board and independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

The Board of Directors does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and the shareholders. Currently, the Company separates the roles of Chairman and Chief Executive Officer, with Mr. Case serving as the Chairman of the Board and Mr. Fitzhenry serving as Chief Executive Officer. The Board of Directors believes that this separation is appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company, while the Chairman can focus on leading the Board of Directors in its consideration of strategic issues and monitoring corporate governance and other shareholder issues.

The Board of Directors does not have a lead independent director.

Given our current size and operating history, we believe that the Board’s existing leadership structure is appropriate. The Board will continue to evaluate its role and the appropriateness of its structure in the future.

Meetings

During Fiscal 2015, the Company’s Board of Directors held four meetings. Each incumbent Director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served. While the Company does not have a formal policy with regard to Directors’ attendance at annual meetings, all members of the Company’s Board of Directors attended the 2014 Annual Meeting of Shareholders.

Board of Director Committees

The Board of Directors has standing Audit, Compensation and Nominating Committees. The Audit, Compensation and Nominating Committees operate pursuant to written charters. The charters may be viewed online at www.schmitt-ind.com. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the committees, each of whom has been determined to be “independent” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, are identified in the following table. Neither Mr. Case nor Mr. Fitzhenry is “independent” as defined by applicable SEC and NASDAQ Stock Market rules. Mr. Case serves as the Company’s Chairman of the Board, and Mr. Fitzhenry serves as its President and Chief Executive Officer.

Name	Audit	Compensation	Nominating
Maynard E. Brown	X	Chair	X
Michael J. Ellsworth	X	X	Chair
David M. Hudson	Chair	X	X

Audit Committee. The Audit Committee currently consists of Messrs. Brown, Ellsworth and Hudson. Mr. Hudson chairs the committee. The Board has determined all current members of the Audit Committee are independent under the rules of the SEC and the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Hudson qualifies as an “audit committee financial expert” as defined by the rules of the SEC and the NASDAQ Stock Market. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Audit Committee held four meetings in Fiscal 2015.

Compensation Committee. The Compensation Committee currently consists of Messrs. Brown, Ellsworth and Hudson. Mr. Brown chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Compensation Committee held one meeting in Fiscal 2015.

Nominating Committee. The Nominating Committee currently consists of Messrs. Brown, Hudson and Ellsworth. Mr. Ellsworth chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Nominating Committee held one meeting in Fiscal 2015.

Director Qualifications

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience. The Nominating Committee also evaluates candidates for Board membership based on individual skills, experience and demonstrated abilities that help meet the current needs of the Board, such as experience or expertise in some of the following areas: global business, science and technology, finance and/or economics, competitive positioning, corporate governance, public affairs, and experience as an executive officer. Other factors that are considered include independence of thought, meeting applicable director independence standards (where independence is desired) and absence of conflicts of interest. The Nominating Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that Board members represent diverse viewpoints. In the context of the existing composition and needs of the Board and its committees, the Nominating Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Shareholder Nominations for Director and Related Procedures

The Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors. Any such recommendations should be submitted to Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating Committee (or its predecessors) because it believes that the informal consideration process in place to date, based in part on the minimum criteria as described in “Director Qualifications” above, has been adequate given that the Company has never received any Director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee intends to periodically review whether a more formal policy should be adopted.

The Company’s Restated Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth business day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on August 20, 2015. A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company’s Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Director Compensation

The Company’s general philosophy towards Directors’ compensation is that Directors should be paid fairly for the work, time and effort required to serve on the Board of Directors, and that Directors’ compensation should be competitive relative to comparable companies. The Board of Directors believes that it is appropriate for all of the non-employee Directors to receive a monthly retainer, and for the Chairman and members of the Board committees to receive additional compensation on a per meeting basis for their services in those positions. A non-employee Director who does not serve on any committee may receive a monthly retainer that is greater than the monthly retainer for committee members in recognition of efforts made outside of committee and Board meetings.

Under a policy adopted by the Board of Directors, Messrs. Brown, Ellsworth and Hudson are paid a monthly retainer of $500. Each non-employee Director is paid a $1,500 fee for each Board meeting attended either in person or by phone. The chairman and members of the Audit Committee each receive a fee of $3,500 and $2,500 per quarter, respectively; the chairman and members of the Compensation Committee each receive a fee of $1,000 for each meeting attended either in person or by phone; and the chairman and members of the Nominating Committee each receive a fee of $500 for each meeting attended either in person or by phone. Non-employee Directors also receive either monthly compensation of $500 or, at the non-employee Director’s option, an annual award of nonstatutory options to purchase 5,000 shares of common stock pursuant to the Company’s Stock Option Plan. As of May 31, 2015, all outside directors had elected monthly compensation. Cash fees paid to the non-employee Directors are recommended annually by the Compensation Committee for Board approval and paid quarterly beginning on the date the non-employee Director is elected by shareholders at our annual meeting of shareholders. The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees.

2015 INDEPENDENT DIRECTORS COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Total
Maynard E. Brown	$29,500	$29,500
Michael J. Ellsworth	$29,500	$29,500
David M. Hudson	$33,500	$33,500

Corporate Governance

As part of the Schmitt’s Code of Ethics and Business Conduct, the Company has adopted a code of ethics that applies to all officers and employees, including the Company’s principal executive, financial and accounting officers.

Schmitt maintains a Corporate Governance page on its website that includes key information about its corporate governance initiatives, including Schmitt’s Code of Ethics and Business Conduct and charters for the Audit, Compensation and Nominating Committees of the Board of Directors. The Corporate Governance page can be found at www.schmitt-ind.com within the Investor Relations segment of the website.

Schmitt’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including: (1) a majority of the Board members are independent of Schmitt and its management; (2) all members of the Board committees—the Audit, Compensation and Nominating Committees—are independent; (3) Schmitt has a Code of Ethics and Business Conduct that is monitored by its Corporate Secretary, who acts as the Company’s ethics officer; and (4) the charters of the Audit, Compensation and Nominating Committees of the Board clearly establish their respective roles and responsibilities.

MANAGEMENT

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position
Wayne A. Case	75	Chairman of the Board of Directors
James A. Fitzhenry	60	President, Chief Executive Officer and Director
David W. Case	51	Vice President, Operations
Linda M. Case	70	Corporate Secretary
Ann M. Ferguson	46	Chief Financial Officer and Treasurer

Information concerning the principal occupations during the last five years of Wayne A. Case and James A. Fitzhenry is set forth under “Board of Directors.” Information concerning the principal occupations during the last five years of the executive officers of the Company who are not also Directors of the Company is set forth below.

David W. Case has been Vice President of Operations of the Company since 1996, and before then was Production Manager. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case holds a B.S. degree in Economics from the University of Oregon. Mr. Case is the son of Wayne A. Case.

Linda M. Case has been Corporate Secretary of the Company since 1993 and before then was Office Manager. Ms. Case holds a B.A. degree in Sociology and Psychology from Linfield College. Ms. Case is married to Wayne A. Case.

Ann M. Ferguson has been Chief Financial Officer and Treasurer of the Company since April 2013. Ms. Ferguson is a certified public accountant (inactive) with over 20 years of experience in public accounting. Beginning in 1991, she served in various roles of increasing responsibility at Deloitte & Touche LLP. Most recently, from 2006 to 2012, Ms. Ferguson served as lead audit partner for two significant manufacturing clients, including one publicly traded company, as well as several other clients in other industries. Ms. Ferguson holds a B.S. degree in Business with an emphasis in accounting from the University of Oregon.

EXECUTIVE COMPENSATION

The Board of Directors has delegated the responsibility for fixing the compensation of the Named Executive Officers (as defined in the paragraph immediately preceding the Summary Compensation Table below) to the Compensation Committee. The Compensation Committee consists entirely of independent, non-employee Directors. No former employees of the Company serve on the Compensation Committee. The Compensation Committee approves all compensation and awards to executive officers, which include the President and Chief Executive Officer, Chief Financial Officer and Treasurer, Vice President for Operations and Corporate Secretary.

The Compensation Committee annually reviews the performance and compensation of the executive officers, or more often if necessary, and establishes their compensation. Wayne A. Case and/or James A. Fitzhenry may participate in certain discussions with the Compensation Committee and the Company’s Board of Directors concerning executive officer compensation, but Mr. Case does not participate in the decisions with respect to his own, David W. Case’s or Linda M. Case’s compensation. Mr. Fitzhenry does not participate in decisions with respect to his own compensation.

The Compensation Committee has not prepared tally sheets for executive officers because the compensation structure for these executive officers has consisted primarily of base salary, cash bonuses, and stock options and has not included many of the hidden costs (such as retirement benefits, perquisites and deferred compensation plans) that tally sheets are typically designed to reveal. Similarly, because of the overall size of the Company and the small number of executive officers, the Compensation Committee has not deemed it necessary to retain outside compensation consultants or conduct formal internal or external pay equity studies.

The key components of the Company’s compensation program are base salary, personal performance bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of shareholders. The Company generally does not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements for our executives, although changes in business performance do affect individual performance bonus awards.

The Company’s executive compensation programs are designed to attract, retain, motivate and appropriately reward its executive officers, as well as to align the interests of executive officers with those of shareholders of the Company. The objectives of the Company’s compensation programs are to:

•	provide competitive compensation opportunities that attract and retain top executives;

•	inspire the executive team to achieve superior performance in order to deliver results above the Company’s business plan and those of its peers; and

•	continue to align the interests of executives and shareholders through the use of long-term and short-term incentives, while effectively managing dilution.

Compensation levels should be sufficiently competitive to attract and retain the talent needed

The Company’s overall compensation levels are designed to attract and retain the type of talent needed to enable the Company to achieve and maintain a leadership position in the businesses in which it competes.

Compensation should be related to performance

In general, the Company’s compensation policy is designed to reward the achievement of individual and company objectives. The Company has followed a practice of linking executive compensation to individual levels of performance, as well as to the performance of the Company as a whole. Cash bonuses are tied to individual performance, as well as to the performance of the Company. In addition, the value of long-term incentive compensation (stock options) is tied to corporate performance over the long term.

Incentive compensation should strike a balance between short-term and long-term performance

The Company’s compensation policy is designed to focus management on achieving strong short-term (annual) performance objectives as well as ensuring that the necessary steps are taken to achieve long-term success and profitability. To reward a balanced approach, the Company uses both short-term performance bonuses and long-term incentives in structuring the compensation of its executive officers.

Setting Executive Compensation

The Compensation Committee awarded Fiscal 2015 compensation to the Named Executive Officers based on its review and analysis of their positions, responsibilities and performance as well as their anticipated responsibilities and potential contributions to growth in shareholder value. In establishing the compensation of the Named Executive Officers, the Committee based the amounts primarily on the individual performance of each Named Executive Officer in recent periods, and each Named Executive Officer’s level of responsibility for the Company’s key objectives and potential for future responsibility and promotion. The Committee also examined the outstanding stock options held by such executive officer for the purpose of considering the retention value of additional equity awards.

Because base compensation, annual cash bonuses, and equity awards are such basic elements of compensation within the Company’s industry, as well as the high tech and software industries in general, and are generally expected by employees, the Committee believes that these components must be included in the Company’s compensation mix in order for the Company to compete effectively for talented executives.

The Company has historically used stock options as an element of executive compensation for several reasons. First, stock options facilitate retention of executives. Stock options will provide a return to the executive only if he or she remains in the Company’s employ. Second, stock options align executive compensation with the interests of the Company’s shareholders and thereby focus executives on increasing value for the shareholders. Third, stock options are performance based. Stock options will provide a return to executives only to the extent that the market price of the Company’s common stock appreciates over the option term. Fourth, stock options create incentive for increases in shareholder value over a longer term. In determining the number of options to be granted to executives, the Committee takes into account the individual’s position, scope of responsibility, ability to affect profits and shareholder value, the individual’s historic and recent performance, and the estimated value of stock options at the time of grant.

The Company does not believe there are risks arising from its compensation policies and practices for employees that are reasonably likely to have a material adverse effect on it.

Employment Agreements

The Company does not have employment agreements, written or unwritten, with its Named Executive Officers.

Base Salary

The Fiscal 2015 base salary for each Named Executive Officer was set on the basis of personal performance, skill set and experience, position criticality, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations.

Benefits and Perquisites

Benefits are established based upon an assessment of competitive market factors and a determination of what is needed to attract and retain talent. The primary benefits received by the Company’s Named Executive Officers are the same as for all other employees and include participation in the Company’s health, dental and vision plans, 401(k) plan and the Company’s disability and life insurance plans. Wayne A. Case is also provided with use of an automobile.

Annual Cash Performance Compensation

Our executives’ performance is reviewed annually in October, and executives may receive annual cash bonuses, generally based upon the Compensation Committee’s evaluation of individual performance and the Company’s performance generally. These executives are responsible for establishing strategic direction or are responsible for major functional or operating units and have an impact on bottom-line results. During Fiscal 2015, no executive officer was paid a cash bonus.

Stock Options

In Fiscal 2015, our Named Executive Officers received a total of 65,000 stock options grants as follows: James A. Fitzhenry—25,000; Ann M. Ferguson—15,000; David W. Case—15,000 and Wayne A. Case—10,000.

The following table has been reviewed and approved by the Compensation Committee and sets forth amounts of cash and certain other compensation paid by the Company to Wayne A. Case, Chairman of the

Board; James A. Fitzhenry, President and Chief Executive Officer; Ann M. Ferguson, Chief Financial Officer and Treasurer; and David W. Case, Vice President of Operations (the “Named Executive Officers”) during Fiscal 2015. No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2015.

2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Option Awards(1)	All Other Compensation(2)	Total
Wayne A. Case	2015	$90,005	$5,102	$2,782	$97,889
Chairman	2014	91,774	—	2,782	94,556

James A. Fitzhenry	2015	208,339	23,327	—	231,666
Director, President & Chief Executive Officer	2014	200,001	26,964	—	226,965

Ann M. Ferguson	2015	171,671	22,369	—	194,038
Chief Financial Officer and Treasurer	2014	160,005	13,482	—	173,487

David W. Case	2015	169,508	10,295	2,100	181,903
Vice President of Operations	2014	166,170	6,741	2,100	175,011

(1)	The amounts shown reflect the fair value of the entire option award in the year awarded as calculated using the assumptions for financial reporting purposes in accordance with ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 7 to the Company’s Consolidated Financial Statements for the fiscal year ended May 31, 2015 included on Form 10-K filed with the SEC on August 12, 2015.

(2)	Amounts include the Company’s match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees. For Fiscal Year 2015, amount paid to Wayne A. Case includes reimbursement of insurance expenses in the amount of $2,782.

STOCK OPTION PLANS AND OPTION GRANTS IN FISCAL 2015

The Board of Directors adopted the 2014 Equity Incentive Plan (2014 Plan) on August 19, 2014, the 2004 Stock Option Plan (2004 Plan) in August 2004 and the 1995 Stock Option Plan (1995 Plan) in December 1995, which was amended in August 1996 and restated in August 1998. The 2014 Plan provides for the grant of (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights or SARs, (iii) restricted stock, (iv) restricted stock units or RSUs, (v) performance awards, and (vi) other share-based awards. An incentive stock option (NSO) granted under the 2014 Plan is intended to qualify as an incentive stock option (ISO) and a nonstatutory stock option granted under the 2014 Plan is not intended to qualify as an ISO. An option granted under the 2004 Plan and/or 1995 Plan might be either an ISO, or an NSO. ISOs may be granted only to employees and members of the Board of Directors of the Company and are subject to certain limitations, in addition to restrictions applicable to all stock options under the 2004 Plan or 1995 Plan. Options not meeting these limitations will be treated as NSOs. The purchase price of ISOs is fair market value on the date of grant; the purchase price of NSOs may vary from fair market value. Vesting is at the discretion of the Compensation Committee of the Board of Directors, but generally is either 50% at grant date and 16.7% on each anniversary thereafter; 25% at grant date and 25% on each anniversary thereafter or 0% at grant date and 33% on each anniversary thereafter. The Company initially reserved 400,000 shares for issuance under the 1995 Plan and 300,000 shares for issuance under the 2004 Plan and the 2014 Plan. The 1995 Plan expired in December 2005 and no additional options may be issued under the 1995 Plan, although expiration of the 1995 Plan did not affect the rights of persons who received stock grants under the 1995 Plan. The 2004 Plan expired in August 2015 and no additional options may be issued under the 2004 Plan, although expiration of the 2004 Plan did not affect the rights of persons who received stock grants under the 2004 Plan. Stock-based compensation recognized in the Company’s Consolidated Financial Statements for the years ended May 31, 2015 includes compensation cost for stock-based awards granted.

2015 OUTSTANDING EQUITY AWARDS

The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of the end of Fiscal 2015.

Name and Principal Position	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Wayne A. Case	—	10,000	2.82	10/14/2024
Chairman of the Board of Directors	30,000	—	3.65	5/31/2021
James A. Fitzhenry	—	20,000	2.53	10/4/2023
Director, President and Chief Executive Officer	—	25,000	2.82	10/14/2024
	6,667	13,333	2.53	10/4/2023
	30,000	—	3.65	5/31/2021
	50,000	—	6.25	4/8/2023
Ann M. Ferguson	—	15,000	2.82	10/14/2024
Chief Financial Officer and Treasurer	3,334	6,666	2.53	10/4/2023
	16,667	8,333	2.90	4/8/2023
David W. Case	—	15,000	2.82	10/14/2024
Vice President of Operations	1,667	3,333	2.53	10/4/2023
	25,000	—	3.65	5/31/2021

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of August 17, 2015 by (i) each person who is known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) each of the Company’s Directors, (iii) the Company’s Named Executive Officers and (iv) all Directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information, and assumes that 2,995,910 shares were issued and outstanding on August 17, 2015.

	Shares Beneficially Owned(1)
Directors and Executive Officers(2)	Number	Percent
James A. Fitzhenry(3)	227,667	7.2%
Wayne A. Case(4)	165,244	5.4%
David W. Case(5)	106,263	3.5%
Maynard E. Brown(6)	10,694	*
David M. Hudson(7)	10,693	*
Michael J. Ellsworth(8)	18,900	*
Ann M. Ferguson(9)	20,001	*
All directors and executive officers as a group (eight persons)(10)	559,462	17.5%
5% Shareholders
Walter Brown Pistor, 2415 Kalama River Road, Kalama, WA 98625(11)	509,331	17.0%
Monongahela Capital Management, 800 Cranberry Woods Drive, Ste 200, Cranberry Township, PA 16066(12)	380,500	12.7%
Buttonwood Tree Value Partners L.P., 2801 Bristol Street, Ste 100, Costa Mesa, CA 92626(13)	160,000	5.3%

* Less	than 1%.

(1)	For the purpose of this table, beneficial ownership includes securities that can be acquired by a person within 60 days from August 17, 2015 upon the exercise of options. Accordingly, each person’s percentage of beneficial ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days from August 17, 2015 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	The address of each person is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)	Includes 141,000 shares held as of August 17, 2015 and 86,667 shares subject to options that are exercisable within 60 days of August 17, 2015.

(4)	Includes 19,125 shares held by Mr. Case in an individual retirement account and includes 101,119 shares owned by the Linda M. Case Family Trust. Ms. Case has primary, and Mr. Case secondary and contingent, voting and investment power with respect to the shares in the Linda M. Case Family Trust. Also includes (i) 30,000 shares subject to options held by Mr. Case that are exercisable within 60 days of August 17, 2015 and (ii) 15,000 shares subject to options held by Linda M. Case Family Trust that are exercisable within 60 days of August 17, 2015.

(5)	Includes 79,596 shares held as of August 17, 2015 and 26,667 shares subject to options that are exercisable within 60 days of August 17, 2015.

(6)	Includes 694 shares held as of August 17, 2015 and 10,000 shares subject to options that are exercisable within 60 days of August 17, 2015.

(7)	Includes 693 shares held as of August 17, 2015 and 10,000 shares subject to options that are exercisable within 60 days of August 17, 2015.

(8)	Includes 8,900 shares held as of August 17, 2015 and 10,000 shares subject to options that are exercisable within 60 days of August 17, 2015.

(9)	Includes 20,001 shares subject to options that are exercisable within 60 days of August 17, 2015.

(10)	Includes 208,335 shares subject to options that are exercisable within 60 days of August 17, 2015.

(11)	Information reported herein is made in reliance on a Schedule 13D filed by Mr. Pistor.

(12)	Information reported herein is made in reliance on a Schedule 13GA filed by Monongahela Capital Management.

(13)	Information reported herein is made in reliance on a Schedule 13G filed by Buttonwood Tree Value Partners L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during Fiscal 2015. To the best of the Company’s knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

INFORMATION CONCERNING THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss-Adams LLP to act as independent auditors for the Company for the fiscal year ending May 31, 2016. Moss-Adams served as the Company’s independent auditors for the fiscal year ended May 31, 2015. Representatives of Moss-Adams are expected to attend the 2015 Annual Meeting. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Audit Committee Report**

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with Moss-Adams, the Company’s independent auditors, the matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees. The Audit Committee also has received the written disclosures and the letter from Moss-Adams required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of Moss-Adams with that firm. Based upon the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of the Company for the fiscal year ended May 31, 2015 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2015, for filing with the SEC. Each member of the Audit Committee is an independent director as defined by SEC and NASDAQ Stock Market rules, as such section may be modified or supplemented.

AUDIT COMMITTEE

Maynard E. Brown, Michael J. Ellsworth and David M. Hudson

Audit and Related Fees

For the fiscal years ended May 31, 2015 and May 31, 2014, Moss-Adams and their affiliates billed, or have estimated they will bill, a total of $120,500 and $120,500, respectively, for their audits, and fees reasonably related to the performance of the audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees

In the fiscal years ended May 31, 2015 and May 31, 2014, Moss-Adams and their affiliates billed the Company $2,564 and $2,613, respectively, for tax compliance, tax advice and tax planning.

All Other Fees

In the fiscal years ended May 31, 2015 and May 31, 2014, Moss-Adams billed the Company $0 and $3,500, respectively, for services other than those already disclosed above.

**	The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2015 and Fiscal 2014.

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s shareholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s rules.

The Company’s executive compensation programs are designed to (1) attract and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company’s shareholders. Under these programs, the Company’s executive officers are rewarded for the achievement of Company objectives and the realization of increased shareholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation, including information about the Fiscal 2015 compensation of the Company’s Named Executive Officers.

The Compensation Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the interests of the Company’s shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the compensation paid to the Company’s Named Executive Officers. If a quorum is present, a majority of the votes cast by shares entitled to vote is required to approve this proposal.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s 2016 Proxy Statement. Any such proposal must be received by the Company not later than April 22, 2016. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. Alternatively, under the Company’s Restated Bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an Annual Meeting, unless notice or public disclosure of the date of the Annual Meeting occurs less than 60 days prior to the date of such Annual Meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2015 Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by Directors, officers and employees of the Company, who will not be specially compensated for such activities. Also, the Company may retain and compensate an outside firm to assist in obtaining proxies from brokers and nominees of shareholders for the Annual Meeting. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Shareholders for Fiscal 2015 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended May 31, 2015 with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K (without exhibits) by writing to Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors
Wayne A. Case
Chairman of the Board of Directors

Portland, Oregon

August 25, 2015

SCHMITT INDUSTRIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M95718-P69277 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SCHMITT INDUSTRIES, INC. The Board of Directors recommends you vote “FOR” the following proposal: 1. Election of Director Nominees to the Board of Directors: For Withhold 1a. Wayne A. Case 1b. Maynard E. Brown The Board of Directors recommends you vote “FOR” the following proposal: For Against Abstain 2. Approval, on an advisory basis, of the compensation paid to Schmitt Industries, Inc.’s Named Executive Officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to be held on October 2, 2015: The Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Report are available at www.schmitt-ind.com and www.proxyvote.com. M95719-P69277 SCHMITT INDUSTRIES, INC. 2765 N.W. Nicolai Street Portland, Oregon 97210 This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders, October 2, 2015. The undersigned hereby appoints Wayne A. Case and Linda M. Case, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 2, 2015, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as designated on the reverse side of this ballot. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted (1) “FOR” the election of the two nominees to the Board of Directors in Proposal 1, (2) “FOR” the approval of the compensation paid to the Company’s Named Executive Officers in Proposal 2, and (3) at the discretion of your proxy on any other matter that may be properly brought before the Annual Meeting. Continued and to be signed on reverse side